VOYA INVESTORS TRUST

Voya Large Cap Growth Portfolio

Adviser Class, Institutional Class, Class R6, Service Class and Service 2 Class

VOYA VARIABLE PRODUCTS TRUST

Voya MidCap Opportunities Portfolio

Voya SmallCap Opportunities Portfolio

Adviser Class, Class I, Class R6, Class S and Service 2 Class

(each, a "Portfolio" and collectively, the "Portfolios")

Supplement dated October 4, 2022

to the Portfolios' current Summary Prospectuses, Prospectus (collectively, the "Prospectuses"),

and related Statements of Additional Information (each, an "SAI"),

each dated May 1, 2022

Voya Large Cap Growth Portfolio and Voya MidCap Opportunities Portfolio

Effective on or about December 31, 2022, Jeffrey Bianchi, CFA and Michael Pytosh will no longer serve as portfolio managers for the Portfolios. Effective on or about December 31, 2022, all references to Jeffrey Bianchi, CFA and Michael Pytosh as portfolio managers for the Portfolios are hereby removed from the Portfolios' Prospectuses and SAI.

Voya SmallCap Opportunities Portfolio

Effective on or about June 30, 2023, Richard J. Johnson, CFA will no longer serve as a portfolio manager for the Portfolio. Effective on or about June 30, 2023, all references to Richard J. Johnson, CFA as a portfolio manager for the Portfolio are hereby removed from the Portfolio's Prospectuses and SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE